SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007
BIG DOG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22963	52-1868665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Gray Avenue, Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 963-8727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 9.01. Financial Statements and Exhibits
Item 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -	Press Release of Big Dog Holdings, Inc., dated December 3, 2007.

Item 2.02. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On December 3, 2007 Big Dog Holdings, Inc. issued a Press Release reporting that the holiday sales for The Walking Company were successfully launched with strong results over the Thanksgiving weekend. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG DOG HOLDINGS, INC.

Dated: December 5, 2007	By:	/s/ Roberta Morris
Roberta Morris
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Big Dog Holdings, Inc., dated December 3, 2007